SSgA FUNDS

SUPPLEMENT DATED SEPTEMBER 29, 2006
TO
PROSPECTUS DATED DECEMBER 16, 2005

SSgA HIGH YIELD BOND FUND
SSgA SMALL CAP FUND
SSgA AGGRESSIVE EQUITY FUND
SSgA LARGE CAP VALUE FUND
SSgA DIRECTIONAL CORE EQUITY FUND
SSgA IAM SHARES FUND
SSgA S&P 500 INDEX FUND

Shareholders of the SSgA Funds are hereby notified that effective October 1, 2006, the following portfolio management team changes take effect, and disclosure appearing under the heading “Portfolio Management” is hereby revised.

SSgA High Yield Bond Fund.  Ms. Meredith Birdsall and Mr. Elya Schwartzman will no longer serve as portfolio managers on the SSgA North America Fixed Income Team and accordingly their biographical information appearing on page 41 of the prospectus is hereby replaced with the following:

•                  Susan Reigel, CFA. Susan is a Principal of SSgA and SSgA FM.  She joined the firm in 1997 and is a member of the SSgA North America Fixed Income Team.  Susan is responsible for managing the team’s active U.S. bond exposure.  Susan holds an MBA in Finance from Florida State University and a BS in Mathematics from Florida State University. She is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society.

•                  Michael O’Hara, CFA  Mike is a Managing Director of SSgA and a Principal of SSgA FM. He joined the firm in 2002 and is Head of the Active US Fixed Income Team. Mike is responsible for policy setting, asset allocation, and alpha generation strategies with US bond markets and oversees SSgA’s collateralized debt obligation initiatives.  He holds a BA in Economics from Trinity College and an MBA from Northeastern University and is a member of the Boston Security Analysts’ Society and the CFA Institute.

SSgA Small Cap, Aggressive Equity, Large Cap Value and Directional Core Equity Funds.  Mr. Nick DePeyster will no longer serve as a portfolio manager on the SSgA US Active Equity Quantitative Team and accordingly the biographical information appearing on page 42 is deleted and replaced with the following:

•                  Christopher Zani, CFA, FRM. Chris is a Principal of SSgA and SSgA FM. Chris is a portfolio manager for the firm’s US Active Quantitative Equity Team, with responsibility for quantitative strategies as well as current model analysis and research and development of new models. Prior to joining the firm in 2004, Chris worked for FactSet Research Systems where he was a quantitative specialist for the Northeast region. There, he was responsible for sales and support of factor testing and portfolio optimizer products, working with clients across a wide spectrum of the investment industry. Chris holds a Bachelor of Science from Providence College. He has earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts’ Society and the CFA Institute. Chris is also a Certified Financial Risk Manager (FRM), and is a member of the Global Association of Risk Professionals.

SSgA IAM SHARES Fund and S&P 500 Index Fund. Mr. Michael Feehily will no longer serve as a portfolio manager on the SSgA Global Structured Products Team and accordingly the biographical information appearing on page 43 is deleted.

The remainder of the prospectus section entitled “Portfolio Management” is unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE